Fair Value (Tables)	9 Months Ended
Mar. 31, 2023
Fair Value
Schedule of estimate fair value of Warrants

Stock Price	$3.30
Exercise price per share	$11.50
Risk-free interest rate	3.58%
Expected volatility	28.6%
Expected dividend yield	—

Schedule of assets and liabilities measured at fair value on a recurring basis

	As of March 31, 2023
	Total	Level 1	Level 2	Level 3
Warrants	$205	$—	$—	$205